UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report: September 6, 2011
(Date of earliest event reported)

TEMPLE-INLAND INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 MoPac Expressway South, 3rd Floor
Austin, Texas 78746
(Address of Principal Executive Offices, including Zip code)

(512) 434-5800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 6, 2011, Temple-Inland Inc. (“Temple-Inland”) and International Paper Company (“IP”) issued a joint press release announcing that that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated September 6, 2011, by and among IP, Metal Acquisition Inc., a wholly owned subsidiary of IP (“Purchaser”), and Temple-Inland, pursuant to which Temple-Inland will be merged with and into Purchaser, with Temple-Inland continuing as the surviving corporation.  Under the Merger Agreement, IP has agreed to terminate its pending tender offer for Temple-Inland.  A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Information

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are sometimes identified by the use of terms and phrases such as “believe,” “should,” “would,” “expect,” “project,” “estimate,” “anticipate,” “intend,” “plan,” “will,” “can,” “may,” or similar expressions elsewhere in this document.  All forward-looking statements are subject to a number of important factors, risks, uncertainties, and assumptions that could cause actual results to differ materially from those described in any forward-looking statements, including but not limited to the ability of the parties to consummate the proposed transaction and the satisfaction of the conditions precedent to consummation of the proposed transaction. These factors and risks include, but are not limited to, the strategic opportunity and perceived value to Temple-Inland’s stockholders of the transaction, general economic conditions, demand for new housing, accuracy of certain accounting assumptions, changes in actual or forecasted cash flows, competitive pressures, future sales volume, significant increases in the costs of certain commodities, timely implementation of price increases, successful execution of cost saving strategies, changes in tax laws, integration risks associated with recent acquisitions, changes in weighted average shares for diluted EPS, increases in transportation costs, and other financial, operational, and legal risks and uncertainties detailed from time to time in Temple-Inland’s and IP’s cautionary statements contained in its filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this press release are made only as of the date hereof. Temple-Inland disclaims and does not undertake any obligation to update or revise any forward-looking statement in this document except as required by law.

Additional Information and Where to Find It

Temple-Inland intends to file with the SEC a proxy statement in connection with the proposed transaction with IP. The definitive proxy statement will be sent or given to the stockholders of Temple-Inland and will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by Temple-Inland with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Temple-Inland by contacting Investor Relations by mail at Attention: Investor Relations, 1300 S Mopac Expy FL 3, Austin, TX 78746.

Participants in the Solicitation

Temple-Inland and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Temple-Inland stockholders in connection with the proposed transaction.  Information about Temple-Inland’s directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2011, and its Annual Report on Form 10-K for the year ended January 1, 2011, filed on February 22, 2011. These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at Attention: Investor Relations, 1300 S Mopac Expy FL 3, Austin, TX 78746, or by going to Temple-Inland’s Investor Relations page on its corporate website at www.temple-inland.com.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement that Temple-Inland intends to file with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Joint Press Release, dated September 6, 2011, issued by International Paper Company and Temple-Inland Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.
Date: September 6, 2011	By:	/s/ J. Bradley Johnston
		Name:	J. Bradley Johnston
		Title:	Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release, dated September 6, 2011, issued by International Paper Company and Temple-Inland Inc.